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                                                                   EXHIBIT 10.38

                                PG&E CORPORATION
                           LONG-TERM INCENTIVE PROGRAM

                           PERFORMANCE SHARE AGREEMENT

                  PG&E CORPORATION, a California corporation, hereby grants Performance Shares to the Recipient named below. The Performance Shares have been awarded under the PG&E Corporation Long-Term Incentive Program (the "LTIP"). The terms and conditions of the Performance Shares are set forth in this cover sheet and the attached Performance Share Agreement (the "Agreement").


Date of Grant: January 2, 2004

Name of Recipient:______________________________________________________________

Recipient's Social Security Number: _____-____-_____

Number of Performance Shares:___________________________________________________

                  BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT. YOU AND PG&E CORPORATION AGREE TO EXECUTE SUCH FURTHER INSTRUMENTS AND TO TAKE SUCH FURTHER ACTION AS MAY REASONABLY BE NECESSARY TO CARRY OUT THE INTENT OF THIS AGREEMENT. YOU ARE ALSO ACKNOWLEDGING RECEIPT OF THIS AGREEMENT AND A COPY OF THE PROSPECTUS DESCRIBING THE LTIP AND THE PERFORMANCE SHARES DATED JANUARY 1, 2004.

Recipient: _____________________________________________________________________
                                     (Signature)

Attachment

    Please return your signed Agreement to PG&E Corporation, Human Resources, One Market Street, Spear Street Tower, Suite 400, San Francisco, California
                                      94105

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                                PG&E CORPORATION
                           LONG-TERM INCENTIVE PROGRAM

                           PERFORMANCE SHARE AGREEMENT

THE LTIP AND               This Agreement constitutes the entire understanding
OTHER                      between you and PG&E Corporation regarding the
AGREEMENTS                 Performance Shares, subject to the terms of the LTIP.
                           Any prior agreements, commitments or negotiations are superseded. In the event of any conflict or inconsistency between the provisions of this Agreement and the LTIP, the LTIP shall govern.

GRANT OF                   PG&E Corporation  grants you the number of
PERFORMANCE                Performance Shares shown on the cover sheet of this
SHARES                     Agreement. The Performance Shares are subject to the
                           terms and conditions of this Agreement and the LTIP.

VESTING OF                 As long as you remain employed with PG&E Corporation
PERFORMANCE                (or any of its subsidiaries), the Performance Shares
SHARES                     will vest on the first business day of January (the
                           "Vesting Date") of the third year following the date of grant specified in the cover sheet. Except as described below, all Performance Shares subject to this Agreement that have not vested shall be forfeited upon termination of your employment.

PAYMENT OF                 Upon the Vesting Date, PG&E Corporation's total
PERFORMANCE                shareholder return (TSR) will be compared to the TSR
SHARES                     of the fifteen other companies in PG&E Corporation's
                           comparator group(1) for the prior three calendar years (the "Performance Period"). Subject to rounding considerations, there will be no payout for TSR below the 25th percentile of the comparator group; TSR at the 25th percentile will result in a 25% payout of Performance Shares; TSR at the 75th percentile will result in a 100% payout of Performance Shares; and TSR at the 90th percentile or greater will result in a 200% payout of Performance Shares. The payment will equal the product of the number of vested Performance
                           Shares, the payout percentage, and the average price of a share of PG&E Corporation common stock for the last 30 calendar days of the year preceding the Vesting Date. Payments will be made in January of the year in which the Vesting Date occurs.

VOLUNTARY                  If you terminate your employment with PG&E
TERMINATION                Corporation (or any of its subsidiaries) voluntarily
                           before the Vesting Date, all of the Performance
                           Shares shall be cancelled as of the date of such termination.

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(1) The identities of the companies currently comprising the comparator group are included in the prospectus. PG&E Corporation reserves the right to change the companies comprising the comparator group at any time.

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TERMINATION FOR            If your employment with PG&E Corporation (or any of
CAUSE its subsidiaries) is terminated by PG&E Corporation or the subsidiary for cause before the Vesting Date, all of the Performance Shares shall be cancelled as of the date of such termination. In general, termination for "cause" means termination of employment because of dishonesty, a criminal offense or violation of a work rule, and will be determined by and in the sole discretion of PG&E Corporation or the employing subsidiary.

TERMINATION                If your employment with PG&E Corporation (or any of
OTHER THAN FOR             its subsidiaries) is terminated by PG&E Corporation
CAUSE                      or the subsidiary other than for cause before the
                           Vesting Date, your unvested Performance Shares will vest proportionally based on your service to the date of termination and will be payable, if at all, in January of the year in which the Vesting Date occurs.
                           The formula for proportional vesting is as follows:
                           time worked to termination (number of months rounded down) divided by the number of months in the Performance Period (36 months). All other outstanding
                           Performance Shares shall automatically be cancelled upon such termination.

RETIREMENT                 If you retire before the Vesting Date, your
                           outstanding Performance Shares will continue to vest as though your employment had continued and will be payable, if at all, in January of the year in which the Vesting Date occurs. You will be considered to have retired if you are age 55 or older on the date of termination and if you were employed by PG&E
                           Corporation or any of its subsidiaries for at least five consecutive years ending on the date of termination of your employment.

DEATH/DISABILITY           If your employment terminates due to your death or
                           disability before the Vesting Date, all of your Performance Shares shall vest and will be payable, if at all, on the Vesting Date.

TERMINATION DUE            If (1) your employment is terminated (other than for
TO DISPOSITION OF          cause or your voluntary termination) by reason of a
SUBSIDIARY                 divestiture or change in control of a subsidiary of
                           PG&E Corporation, which divestiture or change in control results in such subsidiary no longer qualifying as a subsidiary corporation under Section
                           424(f) of the Code or (2) if your employment is terminated (other than for cause or your voluntary termination) coincident with the sale of all or substantially all of the assets of a subsidiary of PG&E Corporation, all Performance Shares shall vest proportionally based on service to the date of termination and will be payable, if at all in January of the year in which the Vesting Date occurs. The formula for proportional vesting is as follows: time worked to termination (number of months rounded down) divided by the number of months in the Performance
                           Period (36 months). All other outstanding Performance
                           Shares shall automatically be cancelled upon such Termination.

WITHHOLDING                PG&E Corporation will withhold amounts necessary to
TAXES                      satisfy applicable taxes from the payment to be made
                           with respect to your Performance Shares. You will receive the remaining proceeds in cash.

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CHANGE IN                  All of your outstanding Performance Shares shall
CONTROL automatically vest, and become nonforfeitable if there is a Change in Control of PG&E Corporation before the Vesting Date. Such vested shares will become payable on the first business day of the year following the Change in Control. The payment, if any, will be based on PG&E Corporation's TSR for the period from the date of grant to the date of the Change in Control compared to the TSR of the other companies in PG&E Corporation's comparator group(2) for the same period. There will be no payout for TSR below the 25th percentile of the comparator group; TSR at the 25th percentile will result in a 25% payout of Performance Shares; TSR at the 75th percentile will result in a 100% payout of Performance Shares; and TSR at the 90th percentile or greater will result in a 200% payout of Performance Shares. The payment will equal the product of the number of vested Performance Shares, the payout percentage, and the average price of a share of PG&E Corporation common stock for the last 30 calendar days preceding the Change in Control.

LEAVES OF                  For purposes of this Agreement, if you are on an
ABSENCE                    approved leave of absence from PG&E Corporation (or
                           any of its subsidiaries), or a recipient of PG&E
                           Corporation (or any of its subsidiaries) sponsored disability benefits, you will continue to considered as employed. If you do not return to active employment upon the expiration of your leave of absence or the expiration of your PG&E Corporation
                           (or any of its subsidiaries) sponsored disability benefits, you will be considered to have voluntarily terminated your employment. See above under "Voluntary Termination."

                           PG&E Corporation reserves the right to determine which leaves of absence will be considered as continuing employment and when your employment terminates for all purposes under this Agreement.

NO RETENTION               This Agreement is not an employment agreement and
RIGHTS                     does not give you the right to be retained by PG&E
                           Corporation (or its subsidiaries). Except as otherwise provided in an applicable employment agreement, the Company (or any of its subsidiaries) reserves the right to terminate your employment at any time and for any reason.

APPLICABLE LAW             This Agreement will be interpreted and enforced under
                           the laws of the State of California.

BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE LTIP.

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(2) The identities of the companies currently comprising the comparator group are included in the prospectus. PG&E Corporation reserves the right to change the companies comprising the comparator group at any time.

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